Exhibit 10.1

FORM

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of December 29, 2025 (this “Agreement”), is by and between OceanFirst Financial Corp., a Delaware corporation (“Parent”), and the undersigned stockholder (the “Stockholder”) of Flushing Financial Corporation, a Delaware corporation (the “Company”). Each of Parent and the Stockholder are sometimes referred to as a “Party” and collectively as the “Parties” in this Agreement. Capitalized terms used herein and not defined herein shall have the meanings specified in the Merger Agreement (as defined below).

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent and Apollo Merger Sub Corp., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, on the terms and subject to the conditions set forth therein, (a) Merger Sub will merge with and into the Company (the “First-Step Merger”), with the Company surviving as a wholly-owned Subsidiary of Parent, (b) immediately thereafter, the Company, as the surviving corporation in the First-Step Merger, will merge with and into Parent (the “Second-Step Merger” and, together with the First-Step Merger, the “Mergers”), with Parent being the surviving corporation in the Second-Step Merger and (c) at the Effective Time, the shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (subject to certain exceptions) will, without any further action on the part of the holder thereof, be automatically converted into the right to receive the Merger Consideration as set forth in the Merger Agreement;

WHEREAS, as of the date hereof and except as otherwise specifically set forth herein, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of, has the sole right to dispose of and has the sole right to vote, the number of shares of Company Common Stock set forth below the Stockholder’s signature on the signature page hereto (such shares of Company Common Stock, together with any other shares of capital stock of the Company with respect to which record and/or beneficial ownership may be acquired by the Stockholder after the execution of this Agreement, whether acquired directly or indirectly, upon the exercise of options, conversion of convertible securities, warrants or otherwise, and any other securities issued by the Company that are entitled to vote on the approval of the Merger Agreement held or acquired by the Stockholder (whether acquired heretofore or hereafter), being collectively referred to herein as the “Shares”; provided that, “Shares” shall not include any such shares of capital stock of the Company over which the Stockholder exercises control as a trustee or in a similar fiduciary capacity (other than shares voted by the Stockholder as a trustee or in a fiduciary capacity on behalf of (i) a family member or (ii) affiliated entity of the Stockholder, in each case, which shares shall be included in Shares));

WHEREAS, receiving the Requisite Company Vote is a condition to the consummation of the transactions contemplated by the Merger Agreement; and

WHEREAS, as a condition and an inducement for Parent to enter into the Merger Agreement and incur the obligations set forth therein, Parent has required that (a) the Stockholder enter into this Agreement and (b) certain other directors and officers of the Company enter into separate, substantially identical voting and support agreements with Parent.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Section 1. Agreement to Vote; Restrictions on Voting and Transfers.

(a) Agreement to Vote the Shares. Until the Expiration Time (as defined below), at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the Company’s stockholders at which any of the following matters are to be voted on, however called, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following matters, the Stockholder irrevocably and unconditionally hereby agrees to:

(i) appear at such meeting, in person or by proxy, or otherwise cause all of the Shares to be counted as present thereat for purposes of calculating and establishing a quorum; and

(ii) vote or cause to be voted, in person or by proxy, all of such Shares (unless the Company Board has made a Recommendation Change permitted by the Merger Agreement), (A) in favor of (I) the adoption and approval of the Merger Agreement (including any amendments or modifications thereof) and the transactions contemplated thereby (including the Mergers) and (II) the adjournment or postponement of the Company Meeting, if (x) as of the time for which the Company Meeting is originally scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Meeting or (y) on the date of the Company Meeting, the Company has not received proxies representing a sufficient number of shares necessary to obtain the Requisite Company Vote; (B) against any Acquisition Proposal (without regard to the terms of such Acquisition Proposal) or other proposal made in opposition to or that is otherwise in competition or inconsistent with the transactions contemplated by the Merger Agreement, (C) against any agreement, amendment of any agreement or amendment of any organizational document (including the Company Certificate and the Company Bylaws), or any other action, in each case, that is intended or would reasonably be expected to prevent, impede, interfere with, delay, postpone, discourage, frustrate or materially and adversely affect consummation of the transactions contemplated by the Merger Agreement and (D) against any action, agreement, transaction or proposal that would reasonably be expected to result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company contained in the Merger Agreement or of the Stockholder contained in this Agreement. The Stockholder further agrees not to vote or execute any written consent to rescind or amend in any manner any prior vote or written consent, as a stockholder of the Company, to approve or adopt the Merger Agreement unless the Merger Agreement is terminated in accordance with its terms or if there has been a Recommendation Change permitted by the Agreement. Notwithstanding anything to the contrary in this Agreement, (1) this Section 1(a) shall not require any Stockholder to be present (in person or by proxy) or vote (or cause to be voted) any of its Shares to amend, modify or waive any provision of the Merger Agreement in a manner that reduces the amount or changes the form of the Merger Consideration payable, imposes any material restrictions on or additional material conditions on the payment of the Merger Consideration, extends the Termination Date (other than as permitted pursuant to the Merger Agreement) or otherwise adversely affects such Stockholder (in its capacity as a stockholder of the Company) in any material respect (each of the foregoing, an “Adverse Amendment”); and (2) each Stockholder shall remain free to vote (or execute consents or proxies with respect to) its Shares with respect to any matter not described in this Section 1(a), in any manner such Stockholder deems appropriate, including in connection with the election of directors of the Company.

(iii) For purposes of this Agreement, the term “Expiration Time” shall mean the earliest to occur of (A) a Recommendation Change pursuant to Section 6.14 of the Merger Agreement, (B) the Effective Time, (C) such time as the Merger Agreement is validly terminated in accordance with the terms of Article VIII of the Merger Agreement, (D) the termination of this Agreement by written agreement of all of the Parties, or (E) such time, if any, that an Adverse Amendment is approved by the stockholders of the Company and implemented.

(b) Restrictions on Transfers. Until the earlier of the receipt of the Requisite Company Vote or the Expiration Time, the Stockholder shall not, directly or indirectly, sell, offer to sell, give, assign, convey, transfer, pledge, grant a security interest in, encumber, tender in any tender or exchange offer, grant any option for the sale of, enter into any swap or other arrangement that hedges or transfers to another, or otherwise hypothecate or dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, in whole or in part, any of the economic consequences of ownership of, or enter into any agreement, arrangement, contract or understanding to take any of the foregoing actions with respect to (each, a “Transfer”), any Shares, other than a Transfer of Shares (i) by will or operation of law as a result of the death of the Stockholder, in which case, this Agreement shall bind the transferee, (ii) for bona fide estate planning purposes to the Stockholder’s (x) affiliates (as defined in the Merger Agreement) or (y) immediate family members (each, a “Permitted Transferee”), and (iii) as may otherwise by permitted by Parent in its sole discretion (subject to any restrictions or conditions imposed by Parent, in its sole discretion); provided that, as a condition to any such Transfer, such transferee shall be required to duly execute and deliver to Parent a joinder to this Agreement, substantially in the form set forth in Annex A to this Agreement. Any Transfer of Shares in violation of this Section 1(b) shall be null and void. The Stockholder further agrees to authorize and request the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares owned by the Stockholder and that this Agreement places limits on the Transfer of the Stockholder’s Shares.

(c) Transfer of Voting Rights. Until the earlier of the receipt of the Requisite Company Vote or the Expiration Time, the Stockholder shall not (i) deposit any of the Shares in any voting trust, (ii) grant any proxy or power of attorney or give instructions with respect to the voting of the Shares in any manner that is inconsistent with the terms of this Agreement or (iii) otherwise enter into any voting agreement or similar agreement, arrangement, contract or understanding in contravention of the obligations of the Stockholder hereunder with respect to any Shares.

(d) Acquired Shares. Any Shares or other voting securities of the Company with respect to which record and/or beneficial ownership is acquired by the Stockholder prior to the Expiration Time, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such Shares or upon exercise or conversion of any securities of the Company, if any, after the execution hereof (in each case, a “Share Acquisition”) shall automatically become subject to the terms of this Agreement and shall be deemed “Shares” of such Stockholder for purposes of the application of the terms of this Agreement.

Section 2. Representations, Warranties and Covenants of the Stockholder.

(a) Representations and Warranties. The Stockholder represents and warrants to Parent as follows:

(i) Power and Authority; Consents. The Stockholder has full capacity to execute and deliver this Agreement and fully understands the terms herein; if the Stockholder is a legal entity or trust, the Stockholder is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation, as applicable. No filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of the Stockholder for the execution, delivery and performance of this Agreement by the Stockholder or the consummation by the Stockholder of the transactions contemplated hereby.

(ii) Due Authorization. This Agreement has been duly executed and delivered by the Stockholder and the execution, delivery and performance of this Agreement by the Stockholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Stockholder.

(iii) Binding Agreement. Assuming the due authorization, execution and delivery of this Agreement by Parent, this Agreement constitutes the valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms (except in all cases as may be limited by the Enforceability Exceptions).

(iv) Non-Contravention. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of the Stockholder’s agreements, covenants and obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, arrangement, contract, instrument, understanding or other obligation or any order, arbitration award, judgment or decree to which the Stockholder is a party or by which the Stockholder or the Stockholder’s properties or assets are bound, or any Law to which the Stockholder or the Stockholder’s property or assets are subject. Except for this Agreement or any pledges, liens or other security interests disclosed to Parent prior to the date hereof in an attachment to this Agreement, the Stockholder is not, and no controlled affiliate of the Stockholder is, a party to any voting agreement or trust or any other agreement, arrangement, contract, instrument or understanding with respect to the voting, transfer or ownership of any Shares. The Stockholder has not appointed or granted a proxy or power of attorney to any person (as defined in the Merger Agreement) with respect to any Shares.

(v) Ownership of Shares. Except for (x) restrictions in favor of Parent pursuant to this Agreement and (y) transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, and the “blue sky” laws of the various States of the United States, the Stockholder (A) owns, beneficially and of record, all of the Shares free and clear of any proxy, voting restriction, adverse claim, security interest or other encumbrance or lien, and (B) has sole voting power and sole power of disposition with respect to the Shares with no restrictions, limitations or impairments on the Stockholder’s rights, powers and privileges of voting or disposition pertaining thereto, and no person other than the Stockholder has any right to direct or approve the voting or disposition of any of the Shares. As of the date hereof, the true, complete and correct number of the shares of Company Common Stock beneficially owned by the Stockholder is set forth below the Stockholder’s signature on the signature page hereto (it being understood and agreed that such number does not include any securities beneficially owned by the Stockholder as a trustee or in a similar fiduciary capacity (other than shares voted by the Stockholder in a fiduciary capacity on behalf of (i) a family member or (ii) affiliated entity of the Stockholder)). [The Stockholder or, with respect to any Shares subject to a Lien, the lender or collateral agent, has possession of an outstanding certificate or outstanding certificates representing all of the Shares (other than Shares held in book-entry form or in street name) and such certificate or certificates does or do not contain any legend or restriction inconsistent with the terms of this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby.]1

(vi) Legal Actions. There is no Action pending against the Stockholder or, to the knowledge of the Stockholder, any other person or, to the knowledge of the Stockholder, threatened against the Stockholder or any other person, that restricts, limits, impairs or prohibits (or, if successful, would restrict, limit, impair or prohibit) the ability of the Stockholder to perform its obligations under this Agreement or to consummate the transactions contemplated hereby on a timely basis.

(vii) Reliance. The Stockholder understands that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement, including the representations and warranties of the Stockholder set forth herein.

(b) Support Covenants.

(i) To the extent the Stockholder has acquired any additional Shares after the date of this Agreement, the Stockholder shall notify Parent of such number of additional Shares as soon as reasonably practicable prior to the date of the Company Meeting.

(ii) From the date hereof until the Expiration Time, the Stockholder shall not intentionally take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing, impeding, or, in any material respect, delaying, interfering with or adversely affecting the performance by the Stockholder of his or her obligations under this Agreement.

(iii) The Stockholder authorizes Parent and the Company to publish and disclose in any (A) announcement, filing, press release or other disclosure required by applicable Law and (B) periodic report, proxy statement or prospectus filed in connection with the transactions contemplated by the Merger Agreement, the Stockholder’s identity, ownership of the Shares and the terms of this Agreement (including the disclosure of this Agreement).

[1]	Note to Draft: To be deleted if Stockholder does not hold Shares via certificate.

(iv) If the Stockholder has any Shares that are subject to a Lien, the Stockholder shall use commercially reasonable efforts not to take or cause any action that would, or would reasonably be likely to, result in a default or breach in respect of such Lien (or related agreement or pledge) to the extent such default or breach would result in the Stockholder ceasing to be able to perform any of its obligations under Section 1.

(c) Fiduciary Duties. The Stockholder is entering into this Agreement solely in its capacity as the record and/or beneficial owner of the Shares (including any additional Shares acquired after the date of this Agreement). Nothing in this Agreement or otherwise is intended to or shall limit or affect any actions taken by the Stockholder serving in such Stockholder’s capacity as a director or officer of the Company (or of a Subsidiary of the Company) or from complying with such Stockholder’s fiduciary duties or other legal obligations while acting in such capacity as a director or officer of the Company (or of a Subsidiary of the Company).

Section 3. Further Assurances. At the reasonable written request of Parent delivered to the Stockholder sufficiently in advance of the requested action and without further consideration, the Stockholder shall execute and deliver any additional documents and take any further action(s) as may be reasonably necessary or desirable to consummate and make effective the transactions contemplated hereby.

Section 4. Termination. The term of this Agreement shall commence on the date it is signed by the Parties and will terminate without further action by any of the Parties and shall have no further force or effect as of the Expiration Time; provided that this Section 4 and Section 5 shall survive any such termination indefinitely; provided, further, that no such termination or expiration shall prevent any Party from seeking any remedies (at Law or in equity) against any other Party for that Party’s breach of any of the terms of this Agreement prior to the date of termination.

Section 5. Miscellaneous.

(a) Expenses. All costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs, fees or expenses.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given on (i) the date of delivery if delivered personally, (ii) upon delivery if delivered by email (provided that no auto-generated error or non-delivery or similar message (except for any “out of office” message) is generated in response thereto), (iii) the first (1st) Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (iv) the earlier of confirmation of receipt or the fifth (5th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the address of the applicable Party set forth below such Party’s signature on the signature pages hereto (or to such other address, number or email address as a Party may have specified by notice given to the other Party).

(c) Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by a written instrument signed on behalf of each of the Parties.

(d) Extension; Waivers. The Parties may, to the extent legally permitted, extend the time for the performance of any of the obligations or other acts of the other Party, waive any inaccuracies in the representations and warranties contained herein or in any document delivered by the other Party pursuant hereto and waive compliance with any of the agreements or satisfaction of any conditions contained herein. Any agreement on the part of a Party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply with an obligation, covenant, agreement or condition.

(e) Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Party; provided, however, that Parent may, without the consent of the Stockholder, assign any of its rights and delegate any of its obligations under this Agreement to any affiliate of Parent (provided that Parent shall remain liable for any failure of its obligations hereunder); and provided, further, that the Stockholder may assign its rights and delegate to a transferee receiving Shares in a Transfer performed in accordance with and subject to the terms and conditions of Section 1(b), the Stockholder’s obligations with respect to such transferred Shares. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective successors and permitted assigns.

(f) Third Party Beneficiaries. This Agreement is not intended to, and does not, confer upon any person (other than the Parties) any rights, powers, privileges or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

(g) No Partnership, Agency, or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, “group” (as such term is used in Section 13(d) of the Exchange Act), joint venture or any like relationship between the Parties.

(h) Entire Agreement. This Agreement constitutes the entire agreement among the Parties relating to the subject matter hereof and supersedes all prior agreements, arrangements, contracts or understandings, both written and oral, among the Parties with respect to the subject matter hereof.

(i) Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

(j) Specific Performance. Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy expressly conferred hereby, and the exercise by a Party of any one such remedy will not preclude the exercise of any other such remedy. The Parties hereto agree that Parent would incur irreparable damage if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, Parent shall be entitled to specific performance of the terms of this Agreement, including an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which Parent is entitled at law or in equity. The Stockholder will not, and will direct its Representatives not to, object to Parent seeking an injunction or the granting of any such remedies on the basis that Parent has an adequate remedy at law. The Stockholder hereby further waives (i) any defense in any Action for specific performance that a remedy at law would be adequate and (ii) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief. If any legal action or other proceeding relating to this Agreement or the transactions contemplated hereby or the enforcement of any provision of this Agreement is brought by any Party against the other Party, the prevailing Party in such Action shall be entitled to recover all reasonable and documented costs, fees and expenses relating thereto (including reasonable attorneys’ fees and expenses and court costs) from the other Party, in addition to any other relief to which such prevailing Party may be entitled.

(k) Governing Law; Jurisdiction.

(i) This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles that would apply the laws of a different jurisdiction.

(ii) Each Party agrees that it will bring any Action in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal or state court of competent jurisdiction located in the State of Delaware (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (A) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (B) waives any objection to laying venue in any such Action in the Chosen Courts, (C) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party and (D) agrees that service of process upon such Party in any such Action will be effective if notice is given in accordance with Section 5(b).

(l) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUIT, ACTION OR OTHER PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (ii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5(l).

(m) Interpretation. The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” and “hereunder” and similar terms, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall not be exclusive. References to “the date hereof” mean the date of this Agreement. Unless the context otherwise requires, the term “party” means a party to this Agreement irrespective of whether such term is followed by the word “hereto” or the words “to this Agreement”. The term “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and such phrase shall not mean simply “if”. This Agreement shall not require any person to take any action, or fail to take any action, or otherwise restrict any action if to do so would violate any applicable Law or be inconsistent with any directive of any Governmental Entity.

(n) Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, (i) may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart and (ii) to the extent signed and delivered by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall (and each Party hereto shall cause its Subsidiaries and Representatives not to) raise the use of e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any signed agreement or instrument entered into in connection with this Agreement, or any amendments or waivers hereto or thereto, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract, and each Party hereto forever waives any such defense.

(o) Certain Stockholder Matters. In this Agreement, references to a Stockholder which is a trust or similar entity shall be deemed to be to the relevant trust and/or the trustees thereof, solely to the extent acting in their capacities as such trustees, in each case as the context may require to be most protective of Parent, including for purposes of such Stockholder’s representations and warranties.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first written above.

OCEANFIRST FINANCIAL CORP.

By:
Name:
Title:

OceanFirst Financial Corp. 110 West Front Street
Red Bank, New Jersey 07701
Attention: Christopher D. Maher
Email: [REDACTED]@oceanfirst.com

with a copy to:

Simpson Thacher & Bartlett LLP 425 Lexington Avenue
New York, New York 10017
Attention: Sven Mickisch; Matthew Nemeroff
Email: Sven.Mickisch@stblaw.com;
Matthew.Nemeroff@stblaw.com

[Signature Page to Voting and Support Agreement]

STOCKHOLDER

By:
Name:
Title:

Number of shares of Company Common
Stock:

Address:

Email:

with a copy to:

Hughes Hubbard & Reed LLP
One Battery Park Plaza, 12th floor
Attention: Ken Lefkowitz; Scott Naturman; Gary Simon
Email:	ken.lefkowitz@hugheshubbard.com;
scott.naturman@hugheshubbard.com; gary.simon@hugheshubbard.com

[Signature Page to Voting and Support Agreement]

Annex A: Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a Party to that certain Voting and Support Agreement (the “Agreement”) dated as of [•], 2025 and as may be amended from time to time by and between OceanFirst Financial Corp., a Delaware corporation (“Parent”), and [•], a stockholder (the “Stockholder”) of Flushing Financial Corporation, a Delaware corporation (the “Company”). Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed to such terms in the Agreement. A copy of the Agreement is attached to this Joinder Agreement as Exhibit A. The undersigned acknowledges and agrees that (a) the Shares Transferred to the undersigned shall continue to be subject to the Agreement, (b) as to such Shares, the undersigned shall be bound by the terms and restrictions of the Agreement and shall take such other actions and execute such other documents as the Company reasonably requests, and (c) for all purposes of the Agreement, the undersigned shall be included within the term “Stockholder”.

This joinder may not be amended or waived without the prior written consent of Parent and the undersigned. Sections 5(a), (b) and (e) – (n) of the Agreement are incorporated by reference herein, mutatis mutandis.

The physical address and email address to which notices may be sent to the undersigned are as follows:

Signature

Name:	[•]

Address:	[•]

Email:	[•]

Date: _________

Exhibit A to Form of Joinder Agreement: Voting and Support Agreement

See attached.